Walker Acquisition: Delivering on Our Strategic Plan 27 March 2012 Dick Giromini, President & CEO Mark Weber, CFO

2 Safe Harbor Agreement This presentation contains certain forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995, including statements about the Company’s proposed acquisition of Walker Group Resources LLC, the timing and financing of the anticipated transaction and the potential benefits of the anticipated transaction, including that Wabash expects the transaction to be immediately accretive to net income, to result in growth opportunities and to lead to cost, operations and purchasing power synergies. Forward - looking statements convey the Company’s current beliefs, expectations or forecasts of future events but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or actions to differ materially from what is expressed or implied by these statements. All statements made in this presentation other than statements of historical fact are forward - looking statements. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, the satisfaction of conditions to closing the transaction, the ability to successfully integrate Walker Group Resources LLC operations and programs with the Company’s and the time and resources required to do so, the uncertainties inherent in commercial, manufacturing and production activities, decisions by regulatory authorities regarding whether and when to approve the transaction or any applications, uncertainties inherent in the completion of the necessary financing agreements, slow or negative growth in each of the companies industries, competitive developments, reliance on certain customers and corporate partnerships, shortages of raw materials, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation, in the Company’s reports to its stockholders and periodic reports on Forms 10 - K and the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct, and we undertake no obligations to update these statements.

3 Transaction Rationale x Walker is the #1 in Liquid Transportation Systems manufacturer in North America x Complements Wabash’s position as #1 dry van semi - trailer manufacturer in North America x Commonality of culture and history of innovation x Strong brand and premium products x Blue - chip and non - overlapping customer base x Attractive end markets – Chemicals, Dairy, Food & Beverage, Energy, Aviation, Pharmaceutical x Expands geographic footprint both domestically and in high growth international markets x Higher gross margin business, stable revenue base and strong backlog x Ability to realize cost, operational and purchasing power synergies x Expected to be immediately accretive to earnings per share x Significant growth opportunities Industry Leadership Diversification Attractive Financial Profile

4 Clear Market Leader Market Position Products and Markets Market Share Brands # 1 ALL liquid - transportation systems in North America 33% # 1 Stainless - steel liquid - transportation systems in North America 61% # 1 Stainless - steel liquid - tank trailers for the North American chemical market 58% # 1 Stainless - steel liquid - tank trailers for the North American food market 77% # 1 Liquid - tank trailers for the worldwide aircraft refuelers market 35% # 1 Isolators globally 30% # 1 Downflow booths globally 35% # 2 Stationary silos in the US 35% Source: ACT, TTMA, Polk, Walker management (as of November 2011) Transportation Products Leader Engineered Products Leader 76% of Total Revenues 24% of Total Revenues

5 Diversified Business Model End - Markets Geographies Products and Services Blue - Chip Customer Base Oil, Gas & Energy Services Dairy, Food and Beverage Chemical Pharmaceuticals Aviation Defense Environmental Note: 1. All information based off of 2011 revenues US, 87% Australia, 0% Asia, 5% Africa, 0% Latin America, 2% Mexico & Canada, 2% Europe, 3% Parts and Services Revenue, 13% Manufacturing Revenue, 87% Chemical, 31% Dairy, Food & Beverage, 27% Aviation, 15% Energy, 12% Pharmaceutical, 9% Defense, 4% Environmental, 2%

6 Strong Product Portfolio – Transportation Aluminum Shale Oil Trailer Stainless - Steel Dairy Trailer Stainless - Steel Chemical Trailer Refined Petroleum Truck Defense Fuel Truck Vacuum Truck 7,000 Gallon Refueler 750 Gallon Refueler 10,000 Gallon Refueler Aviation Fuel Storage and Pumping Systems Towable Hydrant Dispenser Truck - Hydrant Dispensers Liquid Tank Trailers Truck - Mounted Tanks Aviation Refuelers Carts and Hydrant Dispensers Fuel Storage and Pumping Systems

Strong Product Portfolio – Engineered Products

Vertical Silos and Horizontal Storage Tanks


Stainless-Steel Vertical Silos


Horizontal Storage Tank

Custom-Fabricated Equipment


Solvent Drum Booths


Guadraflow Workstation

Processors and Mixers


WEP Processor


Hi-Mix Tank


Pharmaceutical Processing Tanks

Aviation Refuelers


Tray Dryer Isolator


Testing Isolator


Half-Suit Isolator

Downflow Booths and Containment Facilities


Pharmair Containment Booth


Downflow Booth


Pack-off System

WABASH NATIONAL

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8 Strengthened Footprint Wabash National Trailer Center Walker Parts, Services and Refurbishment Wabash Manufacturing Walker Manufacturing

9 Strong Backlog • Walker back log of $165MM as of December 31, 2011 – Backlog increased 105% year over year • Wabash backlog of $587MM as of December 31, 2011 – Backlog increased 22% year over year – Backlog grew 14% since September 30, 2011

10 Pro Forma Company Structure Commercial Trailer Products Wabash National Corporation Diversified Products Retail • Dry Vans, Refrigerated Vans, Platforms • Fleet Used Trailers • Walker Group • Wabash Environmental and Energy Solutions • Wabash Composites • Wabash Wood Products • 12 retail locations in U.S. • New & Used Trailers, Parts and Service

11 Transaction Summary • Purchase consideration of $360MM in cash • Wabash will acquire Walker on a cash - free and debt - free basis • Asset purchase for tax purposes will provide step - up tax benefits • Walker CEO, Doug Chapple, will continue in his leadership role • Committed bridge financing from Morgan Stanley and Wells Fargo – No financing condition – Bridge facility matures four years post - closing – We will evaluate, subject to market conditions, permanent financing alternatives, including potential term loan structure with a tranche of capital as either convertible securities or equity – We will seek an amendment to our ABL facility • No shareholder approval needed • Agreement is subject to the receipt of certain regulatory clearances, and fulfillment of customary closing conditions • Expected Closing: 2Q2012

12 Transaction Synergies • Estimated run - rate annual synergies of over $10MM • Several buckets of synergies – Supply chain optimization – Commercialization and distribution of new and existing products – Back - office and admin consolidation – Best practices, lean manufacturing and continuous improvements • Expect to achieve 50% of annual run - rate synergies within the first twelve months after close • Modest upfront integration costs

13 240 257 344 20.6% 19.4% 21.0% 0 100 200 300 400 2009 2010 2011 19% 20% 21% 22% Walker Financial Information Revenue Adj. EBITDA Adj. EBITDA Margin EBIT EBIT Margin Capex Employees $1,200MM $344MM $39MM $53MM 3.3% 15.4% $20MM $39MM 1.7% 11.2% $7MM $3MM 4,200 1,200 Wabash National Corporation Walker Adj. EBITDA and Adj. EBITDA Margin Walker Revenue and Gross Margin 2011 Metrics 30 29 53 12.7% 11.1% 15.4% 0 10 20 30 40 50 60 2009 2010 2011 10% 12% 14% 16% 18%

14 Transaction Benefits for Our Shareholders • Investment that supports our return requirements • Immediately accretive to Wabash’s pro forma earnings per share • Enhances our presence in non - transportation engineered services • Provides new market opportunities for long - term sustainable growth • Value creation from better margins, transaction synergies and tax benefits • Positions Wabash to be a much stronger and more diversified player Reduce Cyclicality x Diversification x Improve Margins x Top - Line Growth x Earnings Growth x Strategic Benefits Delivers on Strategic Roadmap for Wabash

Appendix

Regulation G Reconciliation: Wabash EBITDA Reconciliation ($000s) Wabash EBITDA Reconciliation $000s, unless stated 2011 Net Income (loss) 15,042 Interest Expense 4,136 Income Tax Expense 171 Depreciation and Amortization 15,591 Stock-based Compensation 3,398 Other Non-operating (Income) Expense 441 Operating EBITDA 38,77916

Regulation G Reconciliation: Wabash EBITDA Reconciliation ($000s) Wabash EBITDA Reconciliation $000s, unless stated 2011 Net Income (loss) 15,042 Interest Expense 4,136 Income Tax Expense 171 Depreciation and Amortization 15,591 Stock-based Compensation 3,398 Other Non-operating (Income) Expense 441 Operating EBITDA 38,77916